                            $254,135,000 (APPROXIMATE)

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1997-1

BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                      SELLER


BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                       SERVICER

                         $25,500,000 (Approximate) [  ]% A-1
                         $18,000,000 (Approximate) [  ]% A-2
                         $20,500,000 (Approximate) [  ]% A-3
                         $29,500,000 (Approximate) [  ]% A-4
                         $14,300,000 (Approximate) [  ]% A-5
                         $15,500,000 (Approximate) [  ]% A-6
                         $39,300,000 (Approximate) [  ]% A-7
                         $26,000,000 (Approximate) [  ]% A-8
                         $27,545,000 (Approximate) [  ]% A-9
                          $22,270,000 (Approximate) [  ]% M
                         $15,720,000 (Approximate) [  ]% B-1


INVESTORS MUST READ THIS PAGE BEFORE PROCEEDING TO THE TEXT. This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials


                                TRANSACTION HIGHLIGHTS


--------------------------------------------------------------------------------------------------------------------------------
                                             AVERAGE LIFE       MODIFIED
                                                  TO           DURATION TO             PAYMENT
                         EXPECTED            10% AUCTION/     10% AUCTION/            WINDOWS TO            SCHEDULED
       APPROXIMATE        RATINGS             MATURITY(1)      MATURITY(1)           10% AUCTION (1)          FINAL        DAY
CLASS  CLASS SIZE     (MOODY'S/FITCH)         (YEARS)           (YEARS)                (MONTHS)              MATURITY     COUNT
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 A-1   $25,500,000        Aaa/AAA            0.50 / 0.50       0.48 / 0.48      8/97 - 8/98 -- 13 months      5/10/02    30/360
 A-2   $18,000,000        Aaa/AAA            1.34 / 1.34       1.25 / 1.25      8/98 - 4/99 -- 9 months       9/10/04    30/360
 A-3   $20,500,000        Aaa/AAA            2.05 / 2.05       1.86 / 1.86      4/99 - 1/00 -- 10 months      2/10/07    30/360
 A-4   $29,500,000        Aaa/AAA            3.05 / 3.05       2.68 / 2.68      1/00 - 4/01 -- 16 months      6/10/10    30/360
 A-5   $14,300,000        Aaa/AAA            4.05 / 4.05       3.45 / 3.45      4/01 - 2/02 -- 11 months     12/10/11    30/360
 A-6   $15,500,000        Aaa/AAA            5.04 / 5.04       4.16 / 4.16      2/02 - 3/03 -- 14 months      4/10/14    30/360
 A-7   $39,300,000        Aaa/AAA            7.33 / 7.33       5.60 / 5.60     3/03 - 12/06 -- 46 months     10/10/19    30/360
 A-8   $26,000,000        Aaa/AAA           11.26 / 11.26      7.58 / 7.58     12/06 - 1/11 -- 50 months      6/10/23    30/360
 A-9   $27,545,000        Aaa/AAA           15.44 / 17.47      9.02 / 9.55      1/11 - 7/13 -- 31 months     01/10/28    30/360
  M    $22,270,000        Aa3/AA-            9.62 / 10.10      6.50 / 6.63      8/01 - 7/13 -- 144 months    01/10/28    30/360
 B-1   $15,720,000       Baa2/BBB            7.14 / 7.14       5.33 / 5.33      8/01 - 2/09 -- 91 months      6/10/21    30/360
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL$254,135,000          --                   --                --                       --                   --        --
--------------------------------------------------------------------------------------------------------------------------------


(1) See "Pricing Prepayment Speed" below.

SELLER AND SERVICER:         BankAmerica Housing Services, an unincorporated
                             division of Bank of America, FSB.

TRUSTEE:                     The First National Bank of Chicago.

EXPECTED PRICING DATE:       July 30, 1997.

EXPECTED SETTLEMENT DATE:    August 6, 1997, through DTC.

PRICING PREPAYMENT SPEED:    170% MHP (equates to 10.2% CPR after 24-month
                             ramp-up period).

PRICING:                     Priced to 10% Termination Auction date.

DISTRIBUTION DATES:          The 10th of each month, beginning August 11, 1997.

TERMINATION AUCTION:         Fourth Distribution Date after Distribution Date
                             when outstanding pool balance is less than 10% of the original pool balance.

CREDIT ENHANCEMENT:          Aaa/AAA Classes: Class
                             A-1/A-2/A-3/A-4/A-5/A-6/A-7/A-8/A-9:  17.5%
                             subordination
                             Aa3/AA- Class M-1:  9.0% subordination
                             Baa2/BBB Class B-1:  3.0% subordination
                             All classes will also have the benefit of excess spread and a reserve account which is expected to fund through excess spread to 0.50% of the original pool balance approximately 10 years from the closing date.

ERISA ELIGIBILITY:           The AAA-rated certificates (Classes A-1 through
                             A-9) are ERISA eligible.

SMMEA ELIGIBILITY:           The AAA-rated certificates (Classes A-1 through
                             A-9) and AA-rated certificate (Class M-1) are
                             SMMEA eligible.

TRUST TAX STATUS:            REMIC Trust.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


                      BANKAMERICA 1997-1 COLLATERAL DESCRIPTION

The collateral pool will consist of conventional fixed rate manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes (the "Contracts").



Aggregate Cut-off Date Pool Principal Balance:   $261,995,275.30

Number of Contracts:                             8,769

Cut-off Date:                                    June 30, 1997

Average Outstanding Balance
(As of Cut-off Date):                            $29,877

Weighted Average LTV Ratio
(As of Cut-off Date):                            89.57% (Range: 14% to 100%)

New/Used Breakdown
(As of Cut-off Date):                            79%/21%

% Land-Home Contracts
(As of Cut-off Date):                            7.32%

Weighted Average Coupon
(As of Cut-off Date):                            10.72% (Range: 8.00% to
                                                 13.50%)

Weighted Average Original Maturity
(As of Cut-off Date):                            280 months (Range: 22 months
                                                 to 362 months)

Weighted Average Remaining Maturity
(As of Cut-off Date):                            277 months (Range: 15 months
                                                 to 360 months)

Weighted Average Seasoning
(As of Cut-off Date):                            3 months

Geographic Distribution
(By outstanding principal
balance as of Cut- off Date):                    GA (9.41%), TX (9.23%), AL
                                                 (8.42%), NC (6.68%), FL
                                                 (6.05%) with each of the
                                                 remaining states under 5.0%

Origination Dates
(As of Cut-off Date):                            Each contract was originated
                                                 between January 1, 1997 and
                                                 May 30, 1997

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


                                   COLLATERAL TABLES



                                                % BY
GEOGRAPHICAL      NUMBER OF      CURRENT       CURRENT     AVERAGE          TOTAL    WEIGHTED    WEIGHTED              WEIGHTED
DISTRIBUTION OF   CONTRACTS     PRINCIPAL     PRINCIPAL    CURRENT         MONTHLY    AVERAGE     AVERAGE              AVERAGE
MANUFACTURED                     BALANCE       BALANCE     BALANCE         PAYMENT   REM TERM    ORIG TERM   WAC         LTV
HOMES
Alabama                 682     22,073,098.39      8.42    32,365.25    210,923.14      284.9    287.8        9.836    90.74
Arkansas                242      7,047,537.93      2.69    29,122.06     72,503.72      276.3    280.7       10.664    88.53
Arizona                 318     11,359,719.23      4.34    35,722.39    111,612.19      305.1    308.5       10.632    88.36
California               95      3,367,209.78      1.29    35,444.31     35,085.75      267.3    271.0       10.909    85.86
Colorado                152      4,436,130.07      1.69    29,185.07     48,052.84      275.1    279.4       11.481    89.67
Delaware                 42      1,089,661.21      0.42    25,944.31     12,060.54      252.0    254.2       11.499    88.30
Florida                 462     15,863,500.40      6.05    34,336.58    151,893.89      303.3    307.2       10.132    90.24
Georgia                 723     24,661,407.65      9.41    34,109.83    235,483.42      298.4    301.4       10.155    90.10
Iowa                     56      1,521,641.76      0.58    27,172.17     16,446.67      277.7    280.9       11.387    89.20
Idaho                    47      1,441,224.52      0.55    30,664.35     14,656.01      290.8    295.5       10.777    89.23
Illinois                 95      2,551,144.07      0.97    26,854.15     27,587.93      252.8    255.6       11.075    88.73
Indiana                 162      3,837,995.44      1.46    23,691.33     43,261.87      255.4    258.2       11.692    90.18
Kansas                   77      2,209,625.01      0.84    28,696.43     22,939.95      287.1    289.7       11.245    90.46
Kentucky                441     11,656,487.74      4.45    26,431.94    121,310.02      257.3    261.3       10.570    89.58
Louisiana               277      8,480,275.58      3.24    30,614.71     87,472.27      262.2    266.0       10.770    89.83
Maryland                 39      1,137,791.52      0.43    29,174.14     12,906.20      252.9    256.3       11.652    89.47
Maine                    22        732,723.59      0.28    33,305.62      7,185.30      323.7    326.3       11.025    90.56
Michigan                164      4,542,183.65      1.73    27,696.24     48,609.46      272.8    278.1       11.470    89.13
Minnesota                69      1,537,987.26      0.59    22,289.67     18,443.40      237.2    239.5       11.887    88.35
Missouri                218      5,911,656.53      2.26    27,117.69     63,348.91      267.6    270.5       11.151    88.37
Mississippi             231      5,999,779.37      2.29    25,973.07     66,764.01      226.2    230.3       10.974    89.88
Montana                  52      1,755,468.97      0.67    33,759.02     17,333.07      300.7    303.9       10.569    88.22
North Carolina          611     17,504,033.85      6.68    28,648.17    181,813.89      271.7    275.2       10.808    89.58
North Dakota             16        286,777.52      0.11    17,923.60      3,582.74      221.4    223.9       12.064    89.41
Nebraska                 59      1,798,337.36      0.69    30,480.29     18,596.60      294.2    296.9       10.998    87.41
New Hampshire             8        244,496.15      0.09    30,562.02      2,565.74      299.0    301.7       11.331    89.88
New Jersey               10        243,756.64      0.09    24,375.66      3,228.00      183.1    185.8       12.601    79.93
New Mexico              214      6,341,870.09      2.42    29,634.91     66,870.33      273.7    276.9       10.720    89.25
Nevada                   83      3,435,805.02      1.31    41,395.24     32,992.86      295.7    300.2       10.279    89.33
New York                141      3,696,508.49      1.41    26,216.37     40,441.19      253.3    256.0       11.276    86.34


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


GEOGRAPHICAL      NUMBER OF      CURRENT       CURRENT     AVERAGE          TOTAL    WEIGHTED    WEIGHTED              WEIGHTED
DISTRIBUTION OF   CONTRACTS     PRINCIPAL     PRINCIPAL    CURRENT         MONTHLY    AVERAGE     AVERAGE              AVERAGE
MANUFACTURED                     BALANCE       BALANCE     BALANCE         PAYMENT   REM TERM    ORIG TERM   WAC         LTV
HOMES

Ohio                    182      4,652,636.27      1.78    25,563.94     49,419.43      266.8    270.3       11.302    89.81
Oklahoma                253      7,781,448.03      2.97    30,756.71     77,315.89      289.5    293.7       10.332    90.20
Oregon                   68      2,122,899.14      0.81    31,219.11     22,845.37      268.7    273.2       11.294    88.57
Pennsylvania            260      6,379,595.80      2.44    24,536.91     73,503.87      236.7    239.8       11.659    88.15
South Carolina          376     11,869,841.05      4.53    31,568.73    121,585.32      294.7    298.3       10.879    89.97
South Dakota             35        823,815.38      0.31    23,537.58      9,086.15      268.7    273.0       11.217    85.82
Tennessee               371     10,662,747.36      4.07    28,740.56    111,273.29      257.0    262.3       10.577    90.11
Texas                   798     24,172,780.61      9.23    30,291.71    254,910.13      279.8    282.9       11.077    90.17
Utah                     19        647,283.22      0.25    34,067.54      6,714.47      285.6    288.9       11.440    89.26
Vermont                   7        193,530.00      0.07    27,647.14      1,962.30      290.4    292.6       11.092    92.00
Virginia                195      5,216,498.67      1.99    26,751.28     56,382.56      248.6    251.2       10.967    89.62
Washington               59      2,298,070.29      0.88    38,950.34     22,757.19      304.3    308.6       10.830    91.02
Wisconsin                60      1,406,795.92      0.54    23,446.60     15,886.43      266.1    271.2       11.808    88.05
West Virginia           240      6,000,549.93      2.29    25,002.29     63,696.21      254.4    257.0       10.803    88.91
Wyoming                  38      1,000,948.84      0.38    26,340.76     10,769.30      269.9    273.5       11.118    88.77
**TOTAL**             8,769    261,995,275.30    100.00    29,877.44  2,694,079.82      276.9    280.4       10.724    89.57

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)



                                                        % BY
                         NUMBER OF           CURRENT   CURRENT      AVERAGE        TOTAL   WEIGHTED   WEIGHTED            WEIGHTED
                         CONTRACTS         PRINCIPAL  PRINCIPAL     CURRENT       MONTHLY   AVERAGE    AVERAGE             AVERAGE
ORIGINAL BALANCE                             BALANCE   BALANCE      BALANCE       PAYMENT  REM TERM  ORIG TERM    WAC          LTV

0.01 - 5,000.99                  7         29,972.00       0.01    4,281.71      1,027.00      40.1       42.4    12.068     71.80
5,001.00 - 7,500.99             72        466,445.51       0.18    6,478.41     11,463.35      55.9       58.6    12.324     76.68
7,501.00 - 10,000.99           288      2,483,964.01       0.95    8,624.88     46,564.96      84.1       87.2    12.478     82.57
10,001.00 - 12,500.99          359      4,016,338.96       1.53   11,187.57     61,788.04     116.5      119.5    12.389     85.81
12,501.00 - 15,000.99          500      6,818,348.63       2.60   13,636.70     94,569.16     143.9      147.2    12.249     86.32
15,001.00 - 17,500.99          527      8,498,617.01       3.24   16,126.41    109,897.11     160.1      163.2    11.996     87.59
17,501.00 - 20,000.99          528      9,829,242.29       3.75   18,615.99    122,474.64     166.9      169.9    11.786     88.10
20,001.00 - 22,500.99          609     12,876,891.87       4.91   21,144.32    147,800.05     205.0      208.3    11.497     88.61
22,501.00 - 25,000.99          705     16,640,893.23       6.35   23,604.10    184,677.36     216.7      219.9    11.262     88.62
25,001.00 - 27,500.99          737     19,256,075.10       7.35   26,127.65    205,527.43     255.1      258.7    11.266     90.31
27,501.00 - 30,000.99          695     19,902,984.95       7.60   28,637.39    205,799.00     274.7      278.3    11.029     89.55
30,001.00 - 32,500.99          627     19,488,777.41       7.44   31,082.58    197,953.89     285.9      289.4    10.929     89.49
32,501.00 - 35,000.99          490     16,439,386.10       6.27   33,549.77    162,804.93     297.3      300.9    10.766     90.15
35,001.00 - 40,000.99          803     29,987,416.40      11.45   37,344.23    291,475.45     307.1      310.7    10.631     90.13
40,001.00 - 45,000.99          561     23,745,873.97       9.06   42,327.76    221,277.47     316.6      320.0    10.260     89.62
45,001.00 - 50,000.99          406     19,160,820.33       7.31   47,194.14    174,934.69     326.2      329.7    10.026     89.88
50,001.00 - 55,000.99          319     16,641,359.72       6.35   52,167.27    148,176.27     336.0      340.1     9.912     90.66
55,001.00 - 60,000.99          184     10,510,159.53       4.01   57,120.43     93,122.95     334.1      337.7     9.837     90.69
60,001.00 - 65,000.99          125      7,775,752.32       2.97   62,206.02     67,680.95     341.9      345.2     9.736     91.37
65,001.00 - 70,000.99           77      5,170,708.45       1.97   67,152.06     43,873.40     345.7      349.0     9.408     90.99
70,001.00 - 75,000.99           41      2,948,051.29       1.13   71,903.69     25,274.20     338.6      342.4     9.517     91.43
75,001.00 - 80,000.99           38      2,928,717.12       1.12   77,071.50     24,515.87     346.4      350.6     9.318     91.76
80,001.00 - 85,000.99           28      2,303,851.05       0.88   82,280.39     18,922.11     345.7      351.7     9.054     91.43
85,001.00 - 90,000.99           15      1,309,639.18       0.50   87,309.28     10,462.04     355.8      360.0     8.886     90.55
90,001.00 - 95,000.99           12      1,108,917.49       0.42   92,409.79      8,796.96     345.3      350.1     8.723     93.98
95,001.00 - 100,000.99           5        482,104.78       0.18   96,420.96      3,977.91     356.5      360.0     9.244     90.05
100,001.00 >=                   11      1,173,966.60       0.45  106,724.24      9,242.63     356.8      360.0     8.733     90.72
**TOTAL**                    8,769    261,995,275.30     100.00   29,877.44  2,694,079.82     276.9      280.4    10.724     89.57

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)

                                                  % BY
                  NUMBER OF          CURRENT     CURRENT      AVERAGE         TOTAL      WEIGHTED    WEIGHTED            WEIGHTED
LOAN-TO-VALUE     CONTRACTS        PRINCIPAL    PRINCIPAL     CURRENT        MONTHLY      AVERAGE     AVERAGE             AVERAGE
RATIO                                BALANCE     BALANCE      BALANCE        PAYMENT     REM TERM   ORIG TERM    WAC          LTV
0.001 - 50.499           78     1,288,698.57         0.49   16,521.78      16,829.99        178.6       181.1     9.993     42.59
50.500 - 60.499          95     1,935,060.47         0.74   20,369.06      22,798.94        200.1       203.3    10.278     56.30
60.500 - 70.499         154     3,247,937.68         1.24   21,090.50      38,035.35        207.7       213.4    10.282     65.97
70.500 - 80.499         862    21,241,269.16         8.11   24,641.84     229,850.67        240.0       243.2    10.391     78.41
80.500 - 85.499         660    19,866,195.87         7.58   30,100.30     196,338.28        275.3       278.8    10.093     83.78
85.500 - 90.499       3,395   100,395,492.95        38.32   29,571.57   1,027,673.95        274.8       278.2    10.619     89.50
90.500 - 95.499       3,404   110,059,679.64        42.01   32,332.46   1,121,045.94        291.4       295.1    11.033     94.31
95.500 - 100.000        121     3,960,940.96         1.51   32,735.05      41,506.70        258.2       263.0    10.563     99.64
**TOTAL**             8,769   261,995,275.30       100.00   29,877.44   2,694,079.82        276.9       280.4    10.724     89.57
                                                     % BY
                  NUMBER OF          CURRENT      CURRENT     AVERAGE          TOTAL     WEIGHTED    WEIGHTED            WEIGHTED
                  CONTRACTS        PRINCIPAL    PRINCIPAL     CURRENT        MONTHLY      AVERAGE     AVERAGE             AVERAGE
CONTRACT RATE                        BALANCE      BALANCE     BALANCE        PAYMENT     REM TERM   ORIG TERM     WAC     CURRENT
                                                                                                                            LTV
8.00 - 8.24             114     5,791,785.42         2.21   50,805.14      44,062.29        332.5       335.6     8.000     84.21
8.25 - 8.49             226    11,808,967.82         4.51   52,252.07      91,113.49        337.0       340.6     8.250     89.87
8.50 - 8.74             199     9,038,670.48         3.45   45,420.45      71,805.03        332.1       335.6     8.500     89.14
8.75 - 8.99             141     5,920,328.14         2.26   41,988.14      49,053.61        315.1       319.0     8.750     88.56
9.00 - 9.24             151     5,908,161.06         2.26   39,126.89      50,680.47        308.4       312.0     9.000     89.55
9.25 - 9.49             154     7,519,117.21         2.87   48,825.44      62,817.97        341.6       345.0     9.250     93.11
9.50 - 9.74             233     9,476,574.38         3.62   40,671.99      89,145.88        305.6       309.0     9.500     89.92
9.75 - 9.99             281     8,989,420.07         3.43   31,990.82      95,345.01        250.8       254.8     9.750     80.66
10.00 - 10.24           362    12,662,538.30         4.83   34,979.39     120,872.34        293.1       296.3    10.000     85.87
10.25 - 10.49           578    21,748,486.24         8.30   37,627.14     209,515.84        300.8       303.9    10.250     87.48
10.50 - 10.74           625    22,310,615.90         8.52   35,696.99     217,974.21        298.4       302.1    10.500     87.69
10.75 - 10.99           653    17,640,241.15         6.73   27,014.15     181,052.72        263.9       267.3    10.750     88.20
11.00 - 11.24           655    17,824,109.79         6.80   27,212.38     187,427.04        261.5       265.2    11.000     88.44
11.25 - 11.49           444    15,949,630.85         6.09   35,922.59     165,775.88        287.7       291.7    11.250     92.10
11.50 - 11.74           455    16,137,864.73         6.16   35,467.83     168,243.76        298.0       301.9    11.500     92.61

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)



                                                     % BY
                  NUMBER OF          CURRENT      CURRENT     AVERAGE          TOTAL     WEIGHTED    WEIGHTED            WEIGHTED
                  CONTRACTS        PRINCIPAL    PRINCIPAL     CURRENT        MONTHLY      AVERAGE     AVERAGE             AVERAGE
CONTRACT RATE                        BALANCE      BALANCE     BALANCE        PAYMENT     REM TERM   ORIG TERM       WAC       LTV

11.75 - 11.99           633    16,439,677.93         6.27   25,971.06     181,378.84        264.5       268.2    11.750     92.46
12.00 - 12.24           950    22,602,202.58         8.63   23,791.79     258,219.83        253.4       256.7    12.000     92.41
12.25 - 12.49           512     9,393,821.96         3.59   18,347.31     118,369.20        199.3       202.6    12.250     89.96
12.50 - 12.74           481     9,173,545.40         3.50   19,071.82     116,552.44        197.1       200.5    12.500     91.45
12.75 - 12.99            83     1,610,852.45         0.61   19,407.86      21,157.65        221.6       225.6    12.750     89.03
13.00 - 13.24           105     1,942,687.32         0.74   18,501.78      25,805.15        207.8       210.4    13.000     88.03
13.25 - 13.49           288     4,563,316.43         1.74   15,844.85      63,527.95        166.6       170.2    13.250     93.20
13.50 - 13.74           446     7,542,659.69         2.88   16,911.79     104,183.22        176.3       179.6    13.500     93.83
**TOTAL**             8,769   261,995,275.30       100.00   29,877.44   2,694,079.82        276.9       280.4    10.724     89.57

                                                     % BY
                  NUMBER OF          CURRENT      CURRENT     AVERAGE          TOTAL     WEIGHTED    WEIGHTED            WEIGHTED
                  CONTRACTS        PRINCIPAL    PRINCIPAL     CURRENT        MONTHLY      AVERAGE     AVERAGE             AVERAGE
REMAINING MONTHS                     BALANCE      BALANCE     BALANCE        PAYMENT     REM TERM   ORIG TERM       WAC       LTV

0.01 - 30.00              5        18,713.25         0.01    3,742.65         986.39         21.7       107.9    12.221     83.04
30.01 - 60.00           153     1,480,477.74         0.57    9,676.33      36,312.11         53.9        58.1    11.894     81.24
60.01 - 90.00           342     4,463,246.93         1.70   13,050.43      79,804.15         79.6        82.4    11.131     82.80
90.01 - 120.00          715    11,187,614.53         4.27   15,647.01     162,373.46        114.7       118.5    11.607     84.96
120.01 - 150.00         245     4,061,780.44         1.55   16,578.70      53,491.71        140.6       144.1    11.796     86.65
150.01 - 180.00       1,708    35,059,775.81        13.38   20,526.80     414,445.01        176.8       180.0    11.572     88.35
180.01 - 210.00           9       257,861.84         0.10   28,651.32       2,878.97        204.0       223.9    11.444     89.11
210.01 - 240.00       2,186    63,193,092.67        24.12   28,908.09     660,885.39        236.7       239.8    11.124     89.82
240.01 - 270.00           6       221,864.52         0.08   36,977.42       2,158.78        259.1       300.5    10.410     92.13
270.01 - 300.00         769    27,340,742.81        10.44   35,553.63     262,345.73        296.4       300.4    10.666     90.72
300.01 - 330.00          11       455,903.16         0.17   41,445.74       4,255.48        316.8       357.5    10.467     89.12
330.01 - 360.00       2,620   114,254,201.60        43.61   43,608.47   1,014,142.64        356.6       360.0    10.100     90.46
**TOTAL**             8,769   261,995,275.30       100.00   29,877.44   2,694,079.82        276.9       280.4    10.724     89.57

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)




AVERAGE LIFE SENSITIVITY TABLES

                                                      PRICED TO 10% TERMINATION AUCTION

PREPAY SPEED                 MHP 0.00       MHP 100.00     MHP 150.00     MHP 170.00(1)  MHP 200.00     MHP 250.00     MHP 300.00

CLASS A1 @ PRICE 100/00
Average Life                   2.59             0.76           0.56           0.50           0.44           0.36            0.3
First Prin                    8/10/97          8/10/97        8/10/97        8/10/97        8/10/97        8/10/97        8/10/97
Last Prin                     5/10/02          2/10/99        9/10/98        8/10/98        6/10/98        5/10/98        3/10/98
Payment Window                  58               19             14             13             11             10              8
Mod Duration                   2.29             0.71           0.53           0.48           0.42           0.34           0.29

CLASS A2 @ PRICE 100/00
Average Life                   5.99             1.97           1.47           1.34           1.18           0.98           0.83
First Prin                    5/10/02          2/10/99        9/10/98        8/10/98        6/10/98        5/10/98        3/10/98
Last Prin                     9/10/04          1/10/00        6/10/99        4/10/99        2/10/99       11/10/98        8/10/98
Payment Window                  29               12             10              9              9              7              6
Mod Duration                   4.86             1.79           1.36           1.25           1.10           0.92           0.79

CLASS A3 @ PRICE 100/00
Average Life                   8.25             3.03           2.26           2.05           1.80           1.51            1.3
First Prin                    9/10/04          1/10/00        6/10/99        4/10/99        2/10/99       11/10/98        8/10/98
Last Prin                     2/10/07          3/10/01        4/10/00        1/10/00       10/10/99        5/10/99        2/10/99
Payment Window                  30               15             11             10              9              7              7
Mod Duration                   6.25             2.68           2.04           1.86           1.65           1.39           1.21

CLASS A4 @ PRICE 100/00
Average Life                  11.19             4.52           3.36           3.05           2.67           2.22            1.9
First Prin                    2/10/07          3/10/01        4/10/00        1/10/00       10/10/99        5/10/99        2/10/99
Last Prin                     6/10/10          2/10/03        9/10/01        4/10/01       11/10/00        4/10/00       11/10/99
Payment Window                  41               24             18             16             14             12             10
Mod Duration                   7.77             3.80           2.93           2.68           2.38           2.00           1.73

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust II 1997-1.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)



AVERAGE LIFE SENSITIVITY TABLES (CONT'D)

                                                      PRICED TO 10% TERMINATION AUCTION


PREPAY SPEED                 MHP 0.00       MHP 100.00     MHP 150.00     MHP 170.00(1)  MHP 200.00     MHP 250.00     MHP 300.00

CLASS A5 @ PRICE 100/00
Average Life                   13.62             6.18           4.59           4.05           3.51           2.91           2.48
First Prin                    6/10/10          2/10/03        9/10/01        4/10/01       11/10/00        4/10/00       11/10/99
Last Prin                    12/10/11          6/10/04        9/10/02        2/10/02        6/10/01       10/10/00        4/10/00
Payment Window                  19               17             13             11              8              7              6
Mod Duration                    8.79             4.93           3.84           3.45           3.04           2.56           2.22

CLASS A6 @ PRICE 100/00
Average Life                   15.57             7.55           5.70           5.04           4.23           3.43           2.92
First Prin                   12/10/11          6/10/04        9/10/02        2/10/02        6/10/01       10/10/00        4/10/00
Last Prin                     4/10/14         11/10/05       12/10/03        3/10/03        5/10/02        4/10/01       10/10/00
Payment Window                  29               18             16             14             12              7              7
Mod Duration                    9.50             5.78           4.61           4.16           3.58           2.97           2.57

CLASS A7 @ PRICE 100/00
Average Life                   19.15            10.66           8.17           7.33           6.28           4.91           3.96
First Prin                    4/10/14         11/10/05       12/10/03        3/10/03        5/10/02        4/10/01       10/10/00
Last Prin                    10/10/19         10/10/10        1/10/08       12/10/06        9/10/05        1/10/04       10/10/02
Payment Window                  67               60             50             46             41             34             25
Mod Duration                   10.5             7.37           6.08           5.60           4.95           4.04           3.36

CLASS A8 @ PRICE 100/00
Average Life                   24.12            15.38          12.34          11.26           9.82           7.90           6.42
First Prin                   10/10/19         10/10/10        1/10/08       12/10/06        9/10/05        1/10/04       10/10/02
Last Prin                     6/10/23          8/10/15        3/10/12        1/10/11        7/10/09        5/10/07        7/10/05
Payment Window                  45               59             51             50             47             41             34
Mod Duration                   11.45             9.19           8.04           7.58           6.90           5.88           5.01

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust II 1997-1.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)




AVERAGE LIFE SENSITIVITY TABLES (CONT'D)


                                                      PRICED TO 10% TERMINATION AUCTION


PREPAY SPEED                 MHP 0.00       MHP 100.00     MHP 150.00     MHP 170.00(1)  MHP 200.00     MHP 250.00     MHP 300.00

CLASS A9 @ PRICE 100/00
Average Life                  26.83            19.84          16.64          15.44          13.85          11.69           9.92
First Prin                    6/10/23          8/10/15        3/10/12        1/10/11        7/10/09        5/10/07        7/10/05
Last Prin                     9/10/24         11/10/17        9/10/14        7/10/13       12/10/11       11/10/09        3/10/08
Payment Window                 16               28             31             31             30             31             33
Mod Duration                  11.53            10.24           9.39           9.02           8.48           7.64           6.84

CLASS M @ PRICE 100/00
Average Life                  20.47            12.47          10.14           9.62           8.94           8.05           7.35
First Prin                   10/10/09          9/10/02        8/10/01        8/10/01        8/10/01        8/10/01        8/10/01
Last Prin                     9/10/24         11/10/17        9/10/14        7/10/13       12/10/11       11/10/09        3/10/08
Payment Window                 180              183            158            144            125            100             80
Mod Duration                  10.35             7.70           6.71           6.50           6.21           5.79           5.45

CLASS B1 @ PRICE 100/00
Average Life                  17.64             9.40           7.45           7.14           6.76           6.28           5.93
First Prin                   10/10/09          9/10/02        8/10/01        8/10/01        8/10/01        8/10/01        8/10/01
Last Prin                     6/10/21          6/10/12        9/10/09        2/10/09        3/10/08        2/10/07        4/10/06
Payment Window                 141              118             98             91             80             67             57
Mod Duration                   9.68             6.51           5.50           5.33           5.12           4.85           4.64

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust II 1997-1.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)




AVERAGE LIFE SENSITIVITY TABLES (CONT'D)


                                                             PRICED TO MATURITY


PREPAY SPEED                 MHP 0.00       MHP 100.00     MHP 150.00     MHP 170.00(1)  MHP 200.00     MHP 250.00     MHP 300.00

CLASS A1 @ PRICE 100/00
Average Life                   2.59             0.76           0.56           0.50           0.44           0.36            0.3
First Prin                    8/10/97          8/10/97        8/10/97        8/10/97        8/10/97        8/10/97        8/10/97
Last Prin                     5/10/02          2/10/99        9/10/98        8/10/98        6/10/98        5/10/98        3/10/98
Payment Window                  58               19             14             13             11             10              8
Mod Duration                   2.29             0.71           0.53           0.48           0.42           0.34           0.29

CLASS A2 @ PRICE 100/00
Average Life                   5.99             1.97           1.47           1.34           1.18           0.98           0.83
First Prin                    5/10/02          2/10/99        9/10/98        8/10/98        6/10/98        5/10/98        3/10/98
Last Prin                     9/10/04          1/10/00        6/10/99        4/10/99        2/10/99       11/10/98        8/10/98
Payment Window                  29               12             10              9              9              7              6
Mod Duration                   4.86             1.79           1.36           1.25           1.10           0.92           0.79

CLASS A3 @ PRICE 100/00
Average Life                   8.25             3.03           2.26           2.05            1.8           1.51            1.3
First Prin                    9/10/04          1/10/00        6/10/99        4/10/99        2/10/99       11/10/98        8/10/98
Last Prin                     2/10/07          3/10/01        4/10/00        1/10/00       10/10/99        5/10/99        2/10/99
Payment Window                  30               15             11             10              9              7              7
Mod Duration                   6.25             2.68           2.04           1.86           1.65           1.39           1.21

CLASS A4 @ PRICE 100/00
Average Life                  11.19             4.52           3.36           3.05           2.67           2.22            1.9
First Prin                    2/10/07          3/10/01        4/10/00        1/10/00       10/10/99        5/10/99        2/10/99
Last Prin                     6/10/10          2/10/03        9/10/01        4/10/01       11/10/00        4/10/00       11/10/99
Payment Window                  41               24             18             16             14             12             10
Mod Duration                   7.77             3.80           2.93           2.68           2.38           2.00           1.73


(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust II 1997-1.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)



AVERAGE LIFE SENSITIVITY TABLES (CONT'D)


                                                             PRICED TO MATURITY


PREPAY SPEED                 MHP 0.00       MHP 100.00     MHP 150.00     MHP 170.00(1)  MHP 200.00     MHP 250.00     MHP 300.00

CLASS A5 @ PRICE 100/00
Average Life                  13.62             6.18           4.59           4.05           3.51           2.91           2.48
First Prin                    6/10/10          2/10/03        9/10/01        4/10/01       11/10/00        4/10/00       11/10/99
Last Prin                    12/10/11          6/10/04        9/10/02        2/10/02        6/10/01       10/10/00        4/10/00
Payment Window                  19               17             13             11              8              7              6
Mod Duration                   8.79             4.93           3.84           3.45           3.04           2.56           2.22

CLASS A6 @ PRICE 100/00
Average Life                  15.57             7.55            5.7           5.04           4.23           3.43           2.92
First Prin                   12/10/11          6/10/04        9/10/02        2/10/02        6/10/01       10/10/00        4/10/00
Last Prin                     4/10/14         11/10/05       12/10/03        3/10/03        5/10/02        4/10/01       10/10/00
Payment Window                  29               18             16             14             12              7              7
Mod Duration                   9.50             5.78           4.61           4.16           3.58           2.97           2.57

CLASS A7 @ PRICE 100/00
Average Life                  19.15            10.66           8.17           7.33           6.28           4.91           3.96
First Prin                    4/10/14         11/10/05       12/10/03        3/10/03        5/10/02        4/10/01       10/10/00
Last Prin                    10/10/19         10/10/10        1/10/08       12/10/06        9/10/05        1/10/04       10/10/02
Payment Window                  67               60             50             46             41             34             25
Mod Duration                  10.50             7.37           6.08           5.60           4.95           4.04           3.36

CLASS A8 @ PRICE 100/00
Average Life                  24.12            15.38          12.34          11.26           9.82           7.90           6.42
First Prin                   10/10/19         10/10/10        1/10/08       12/10/06        9/10/05        1/10/04       10/10/02
Last Prin                     6/10/23          8/10/15        3/10/12        1/10/11        7/10/09        5/10/07        7/10/05
Payment Window                  45               59             51             50             47             41             34
Mod Duration                  11.45             9.19           8.04           7.58           6.90           5.88           5.01

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust II 1997-1.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)



AVERAGE LIFE SENSITIVITY TABLES (CONT'D)


                                                             PRICED TO MATURITY


PREPAY SPEED                 MHP 0.00       MHP 100.00     MHP 150.00     MHP 170.00(1)  MHP 200.00     MHP 250.00     MHP 300.00

CLASS A9 @ PRICE 100/00
Average Life                  27.20            22.02          18.73          17.47          15.75          13.33          11.31
First Prin                    6/10/23          8/10/15        3/10/12        1/10/11        7/10/09        5/10/07        7/10/05
Last Prin                    12/10/25         10/10/24        1/10/23        1/10/22        4/10/20        4/10/17        1/10/15
Payment Window                  31              111            131            133            130            120            115
Mod Duration                  11.58            10.66           9.90           9.55           9.04           8.21           7.39

CLASS M @ PRICE 100/00
Average Life                  20.55            12.94           10.6           10.1           9.44           8.57            7.9
First Prin                   10/10/09          9/10/02        8/10/01        8/10/01        8/10/01        8/10/01        8/10/01
Last Prin                    12/10/25         10/10/24        1/10/23        1/10/22        4/10/20        4/10/17        1/10/15
Payment Window                 195              266            258            246            225            189            162
Mod Duration                  10.36             7.79           6.83           6.63           6.36           5.98           5.67

CLASS B1 @ PRICE 100/00
Average Life                  17.64              9.4           7.45           7.14           6.76           6.28           5.93
First Prin                   10/10/09          9/10/02        8/10/01        8/10/01        8/10/01        8/10/01        8/10/01
Last Prin                     6/10/21          6/10/12        9/10/09        2/10/09        3/10/08        2/10/07        4/10/06
Payment Window                 141              118             98             91             80             67             57
Mod Duration                   9.68             6.51           5.50           5.33           5.12           4.85           4.64

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust II 1997-1.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)



DECREMENT TABLES (TO MATURITY)
------------------------------

TRANCHE A1

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00      MHP 170.00(1)  MHP 200.00    MHP 250.00     MHP 300.00
     7/10/97            100           100            100             100            100           100            100
     7/10/98            83            37             13               4              0             0              0
     7/10/99            65             0              0               0              0             0              0
     7/10/00            44             0              0               0              0             0              0
     7/10/01            21             0              0               0              0             0              0
     5/10/02             0             0              0               0              0             0              0
     7/10/02             0             0              0               0              0             0              0
     7/10/03             0             0              0               0              0             0              0
     7/10/04             0             0              0               0              0             0              0
     7/10/05             0             0              0               0              0             0              0
     7/10/06             0             0              0               0              0             0              0
     7/10/07             0             0              0               0              0             0              0
     7/10/08             0             0              0               0              0             0              0
     7/10/09             0             0              0               0              0             0              0
     7/10/10             0             0              0               0              0             0              0
     7/10/11             0             0              0               0              0             0              0
     7/10/12             0             0              0               0              0             0              0
     7/10/13             0             0              0               0              0             0              0
     7/10/14             0             0              0               0              0             0              0
     7/10/15             0             0              0               0              0             0              0
     7/10/16             0             0              0               0              0             0              0
     7/10/17             0             0              0               0              0             0              0
     7/10/18             0             0              0               0              0             0              0
     7/10/19             0             0              0               0              0             0              0
     7/10/20             0             0              0               0              0             0              0
     7/10/21             0             0              0               0              0             0              0
     7/10/22             0             0              0               0              0             0              0
     7/10/23             0             0              0               0              0             0              0
     7/10/24             0             0              0               0              0             0              0
     7/10/25             0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        2.59         0 .76          0. 56            0.50           0.44          0.36           0.30

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------

TRANCHE A2

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00      MHP 170.00(1)  MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100           100             100            100            100            100           100
     7/10/98            100           100             100            100            86             52            19
     7/10/99            100           50               0              0              0              0             0
     7/10/00            100            0               0              0              0              0             0
     7/10/01            100            0               0              0              0              0             0
     7/10/02            93             0               0              0              0              0             0
     7/10/03            52             0               0              0              0              0             0
     7/10/04             6             0               0              0              0              0             0
     9/10/04             0             0               0              0              0              0             0
     7/10/05             0             0               0              0              0              0             0
     7/10/06             0             0               0              0              0              0             0
     7/10/07             0             0               0              0              0              0             0
     7/10/08             0             0               0              0              0              0             0
     7/10/09             0             0               0              0              0              0             0
     7/10/10             0             0               0              0              0              0             0
     7/10/11             0             0               0              0              0              0             0
     7/10/12             0             0               0              0              0              0             0
     7/10/13             0             0               0              0              0              0             0
     7/10/14             0             0               0              0              0              0             0
     7/10/15             0             0               0              0              0              0             0
     7/10/16             0             0               0              0              0              0             0
     7/10/17             0             0               0              0              0              0             0
     7/10/18             0             0               0              0              0              0             0
     7/10/19             0             0               0              0              0              0             0
     7/10/20             0             0               0              0              0              0             0
     7/10/21             0             0               0              0              0              0             0
     7/10/22             0             0               0              0              0              0             0
     7/10/23             0             0               0              0              0              0             0
     7/10/24             0             0               0              0              0              0             0
     7/10/25             0             0               0              0              0              0             0
     3/10/26             0             0               0              0              0              0             0
AVG LIFE (YRS.)        5.99          1.97            1.47           1.34           1.18           0.98          0.83

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------
TRANCHE A3

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00      MHP 170.00(1)  MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100           100            100             100            100           100            100
     7/10/98            100           100            100             100            100           100            100
     7/10/99            100           100            84              60             25             0              0
     7/10/00            100           55              0               0              0             0              0
     7/10/01            100            0              0               0              0             0              0
     7/10/02            100            0              0               0              0             0              0
     7/10/03            100            0              0               0              0             0              0
     7/10/04            100            0              0               0              0             0              0
     7/10/05            61             0              0               0              0             0              0
     7/10/06            21             0              0               0              0             0              0
     2/10/07             0             0              0               0              0             0              0
     7/10/07             0             0              0               0              0             0              0
     7/10/08             0             0              0               0              0             0              0
     7/10/09             0             0              0               0              0             0              0
     7/10/10             0             0              0               0              0             0              0
     7/10/11             0             0              0               0              0             0              0
     7/10/12             0             0              0               0              0             0              0
     7/10/13             0             0              0               0              0             0              0
     7/10/14             0             0              0               0              0             0              0
     7/10/15             0             0              0               0              0             0              0
     7/10/16             0             0              0               0              0             0              0
     7/10/17             0             0              0               0              0             0              0
     7/10/18             0             0              0               0              0             0              0
     7/10/19             0             0              0               0              0             0              0
     7/10/20             0             0              0               0              0             0              0
     7/10/21             0             0              0               0              0             0              0
     7/10/22             0             0              0               0              0             0              0
     7/10/23             0             0              0               0              0             0              0
     7/10/24             0             0              0               0              0             0              0
     7/10/25             0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        8.25          3.03           2.26            2.05           1.80          1.51           1.30

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------

TRANCHE A4

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00      MHP 170.00(1)  MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100           100            100             100            100           100            100
     7/10/98            100           100            100             100            100           100            100
     7/10/99            100           100            100             100            100           78             40
     7/10/00            100           100            79              56             22             0              0
     7/10/01            100           80              6               0              0             0              0
     7/10/02            100           24              0               0              0             0              0
     7/10/03            100            0              0               0              0             0              0
     7/10/04            100            0              0               0              0             0              0
     7/10/05            100            0              0               0              0             0              0
     7/10/06            100            0              0               0              0             0              0
     7/10/07            88             0              0               0              0             0              0
     7/10/08            58             0              0               0              0             0              0
     7/10/09            25             0              0               0              0             0              0
     6/10/10             0             0              0               0              0             0              0
     7/10/10             0             0              0               0              0             0              0
     7/10/11             0             0              0               0              0             0              0
     7/10/12             0             0              0               0              0             0              0
     7/10/13             0             0              0               0              0             0              0
     7/10/14             0             0              0               0              0             0              0
     7/10/15             0             0              0               0              0             0              0
     7/10/16             0             0              0               0              0             0              0
     7/10/17             0             0              0               0              0             0              0
     7/10/18             0             0              0               0              0             0              0
     7/10/19             0             0              0               0              0             0              0
     7/10/20             0             0              0               0              0             0              0
     7/10/21             0             0              0               0              0             0              0
     7/10/22             0             0              0               0              0             0              0
     7/10/23             0             0              0               0              0             0              0
     7/10/24             0             0              0               0              0             0              0
     7/10/25             0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        11.19         4.52           3.36            3.05           2.67          2.22           1.90

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D

TRANCHE A5

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00      MHP 170.00(1)  MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100           100            100             100            100           100            100
     7/10/98            100           100            100             100            100           100            100
     7/10/99            100           100            100             100            100           100            100
     7/10/00            100           100            100             100            100           37              0
     7/10/01            100           100            100             55              0             0              0
     7/10/02            100           100            12               0              0             0              0
     7/10/03            100           66              0               0              0             0              0
     7/10/04            100            0              0               0              0             0              0
     7/10/05            100            0              0               0              0             0              0
     7/10/06            100            0              0               0              0             0              0
     7/10/07            100            0              0               0              0             0              0
     7/10/08            100            0              0               0              0             0              0
     7/10/09            100            0              0               0              0             0              0
     7/10/10            91             0              0               0              0             0              0
     7/10/11            28             0              0               0              0             0              0
     12/10/11            0             0              0               0              0             0              0
     7/10/12             0             0              0               0              0             0              0
     7/10/13             0             0              0               0              0             0              0
     7/10/14             0             0              0               0              0             0              0
     7/10/15             0             0              0               0              0             0              0
     7/10/16             0             0              0               0              0             0              0
     7/10/17             0             0              0               0              0             0              0
     7/10/18             0             0              0               0              0             0              0
     7/10/19             0             0              0               0              0             0              0
     7/10/20             0             0              0               0              0             0              0
     7/10/21             0             0              0               0              0             0              0
     7/10/22             0             0              0               0              0             0              0
     7/10/23             0             0              0               0              0             0              0
     7/10/24             0             0              0               0              0             0              0
     7/10/25             0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        13.62         6.18           4.59            4.05           3.51          2.91           2.48

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------

TRANCHE A6

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00     MHP 170.00(1)   MHP 200.00    MHP 250.00     MHP 300.00
     7/10/97            100           100            100             100            100           100            100
     7/10/98            100           100            100             100            100           100            100
     7/10/99            100           100            100             100            100           100            100
     7/10/00            100           100            100             100            100           100            39
     7/10/01            100           100            100             100            75             0              0
     7/10/02            100           100            100             56              0             0              0
     7/10/03            100           100            27               0              0             0              0
     7/10/04            100           90              0               0              0             0              0
     7/10/05            100           21              0               0              0             0              0
     7/10/06            100            0              0               0              0             0              0
     7/10/07            100            0              0               0              0             0              0
     7/10/08            100            0              0               0              0             0              0
     7/10/09            100            0              0               0              0             0              0
     7/10/10            100            0              0               0              0             0              0
     7/10/11            100            0              0               0              0             0              0
     7/10/12            76             0              0               0              0             0              0
     7/10/13            34             0              0               0              0             0              0
     4/10/14             0             0              0               0              0             0              0
     7/10/14             0             0              0               0              0             0              0
     7/10/15             0             0              0               0              0             0              0
     7/10/16             0             0              0               0              0             0              0
     7/10/17             0             0              0               0              0             0              0
     7/10/18             0             0              0               0              0             0              0
     7/10/19             0             0              0               0              0             0              0
     7/10/20             0             0              0               0              0             0              0
     7/10/21             0             0              0               0              0             0              0
     7/10/22             0             0              0               0              0             0              0
     7/10/23             0             0              0               0              0             0              0
     7/10/24             0             0              0               0              0             0              0
     7/10/25             0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        15.57         7.55           5.70            5.04           4.23          3.43           2.92

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------

TRANCHE A7

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00     MHP 170.00(1)   MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100           100            100             100            100           100            100
     7/10/98            100           100            100             100            100           100            100
     7/10/99            100           100            100             100            100           100            100
     7/10/00            100           100            100             100            100           100            100
     7/10/01            100           100            100             100            100           84             42
     7/10/02            100           100            100             100            91            46              6
     7/10/03            100           100            100             88             58            13              0
     7/10/04            100           100            80              58             28             0              0
     7/10/05            100           100            53              31              2             0              0
     7/10/06            100           85             29               8              0             0              0
     7/10/07            100           63              8               0              0             0              0
     7/10/08            100           43              0               0              0             0              0
     7/10/09            100           23              0               0              0             0              0
     7/10/10            100            4              0               0              0             0              0
     7/10/11            100            0              0               0              0             0              0
     7/10/12            100            0              0               0              0             0              0
     7/10/13            100            0              0               0              0             0              0
     7/10/14             94            0              0               0              0             0              0
     7/10/15             74            0              0               0              0             0              0
     7/10/16             50            0              0               0              0             0              0
     7/10/17             30            0              0               0              0             0              0
     7/10/18             17            0              0               0              0             0              0
     7/10/19             3             0              0               0              0             0              0
     10/10/19            0             0              0               0              0             0              0
     7/10/20             0             0              0               0              0             0              0
     7/10/21             0             0              0               0              0             0              0
     7/10/22             0             0              0               0              0             0              0
     7/10/23             0             0              0               0              0             0              0
     7/10/24             0             0              0               0              0             0              0
     7/10/25             0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        19.15         10.66          8.17            7.33           6.28          4.91           3.96

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------

TRANCHE A8

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00     MHP 170.00(1)   MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100           100            100             100            100           100            100
     7/10/98            100           100            100             100            100           100            100
     7/10/99            100           100            100             100            100           100            100
     7/10/00            100           100            100             100            100           100            100
     7/10/01            100           100            100             100            100           100            100
     7/10/02            100           100            100             100            100           100            100
     7/10/03            100           100            100             100            100           100            65
     7/10/04            100           100            100             100            100           79             29
     7/10/05            100           100            100             100            100           45              0
     7/10/06            100           100            100             100            71            17              0
     7/10/07            100           100            100             82             44             0              0
     7/10/08            100           100            84              56             20             0              0
     7/10/09            100           100            58              31              0             0              0
     7/10/10            100           100            33              10              0             0              0
     7/10/11            100           79             11               0              0             0              0
     7/10/12            100           56              0               0              0             0              0
     7/10/13            100           37              0               0              0             0              0
     7/10/14            100           18              0               0              0             0              0
     7/10/15            100            0              0               0              0             0              0
     7/10/16            100            0              0               0              0             0              0
     7/10/17            100            0              0               0              0             0              0
     7/10/18            100            0              0               0              0             0              0
     7/10/19            100            0              0               0              0             0              0
     7/10/20            81             0              0               0              0             0              0
     7/10/21            56             0              0               0              0             0              0
     7/10/22            27             0              0               0              0             0              0
     6/10/23             0             0              0               0              0             0              0
     7/10/23             0             0              0               0              0             0              0
     7/10/24             0             0              0               0              0             0              0
     7/10/25             0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        24.12         15.38          12.34           11.26          9.82          7.90           6.42

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------

TRANCHE A9

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00     MHP 170.00(1)   MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100           100            100             100            100           100            100
     7/10/98            100           100            100             100            100           100            100
     7/10/99            100           100            100             100            100           100            100
     7/10/00            100           100            100             100            100           100            100
     7/10/01            100           100            100             100            100           100            100
     7/10/02            100           100            100             100            100           100            100
     7/10/03            100           100            100             100            100           100            100
     7/10/04            100           100            100             100            100           100            100
     7/10/05            100           100            100             100            100           100            100
     7/10/06            100           100            100             100            100           100            79
     7/10/07            100           100            100             100            100           95             62
     7/10/08            100           100            100             100            100           77             49
     7/10/09            100           100            100             100            99            62             37
     7/10/10            100           100            100             100            82            49             26
     7/10/11            100           100            100             91             67            36             17
     7/10/12            100           100            94              76             53            26             10
     7/10/13            100           100            80              63             42            19              5
     7/10/14            100           100            66              50             32            12              2
     7/10/15            100           100            53              39             23             7              0
     7/10/16            100           84             40              29             15             3              0
     7/10/17            100           69             30              20             10             0              0
     7/10/18            100           58             24              15              6             0              0
     7/10/19            100           48             17              10              2             0              0
     7/10/20            100           38             12               6              0             0              0
     7/10/21            100           29              7               2              0             0              0
     7/10/22            100           19              2               0              0             0              0
     7/10/23            96            11              0               0              0             0              0
     7/10/24            61             2              0               0              0             0              0
     7/10/25            19             0              0               0              0             0              0
     12/10/25            0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        27.20         22.02          18.73           17.47          15.75         13.33          11.31

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------

TRANCHE M

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00     MHP 170.00(1)   MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100           100            100             100            100           100            100
     7/10/98            100           100            100             100            100           100            100
     7/10/99            100           100            100             100            100           100            100
     7/10/00            100           100            100             100            100           100            100
     7/10/01            100           100            100             100            100           100            100
     7/10/02            100           100            89              87             86            83             80
     7/10/03            100           92             78              76             73            68             63
     7/10/04            100           83             68              66             62            56             50
     7/10/05            100           75             60              57             52            45             39
     7/10/06            100           68             52              49             44            37             31
     7/10/07            100           61             46              42             37            30             24
     7/10/08            100           55             40              36             31            25             19
     7/10/09            100           49             34              31             26            20             14
     7/10/10            95            43             29              26             22            16             10
     7/10/11            88            37             25              21             18            12              7
     7/10/12            82            33             21              18             14             8              4
     7/10/13            77            29             18              15             11             6              2
     7/10/14            71            25             15              12              8             4              1
     7/10/15            64            21             12               9              6             2              0
     7/10/16            57            18              9               7              4             1              0
     7/10/17            51            15              7               5              3             0              0
     7/10/18            47            12              5               4              1             0              0
     7/10/19            43            10              4               2              1             0              0
     7/10/20            38             8              3               1              0             0              0
     7/10/21            33             6              1               0              0             0              0
     7/10/22            27             4              0               0              0             0              0
     7/10/23            21             2              0               0              0             0              0
     7/10/24            13             0              0               0              0             0              0
     7/10/25             4             0              0               0              0             0              0
     12/10/25            0             0              0               0              0             0              0
     3/10/26             0             0              0               0              0             0              0
AVG LIFE (YRS.)        20.55         12.94          10.60           10.10          9.44          8.57           7.90

(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests.  THE ACTUAL
CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL
DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE
HYPOTHETICAL IN NATURE.  CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.  No representation is made that any performance or return indicated herein will be achieved.  For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.  This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.  These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER
WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT.  In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.  To Our Readers
Worldwide:  In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co.
International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd.  We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned.  NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)


DECREMENT TABLES (TO MATURITY) CONT'D
-------------------------------------

TRANCHE B1

PREPAY              MHP 0.00      MHP 100.00     MHP 150.00     MHP 170.00(1)   MHP 200.00    MHP 250.00     MHP 300.00

     7/10/97            100            100           100            100            100            100            100
     7/10/98            100            100           100            100            100            100            100
     7/10/99            100            100           100            100            100            100            100
     7/10/00            100            100           100            100            100            100            100
     7/10/01            100            100           100            100            100            100            100
     7/10/02            100            100           83             81             78             74             70
     7/10/03            100            88            67             64             59             52             45
     7/10/04            100            75            53             49             43             34             25
     7/10/05            100            62            39             35             28             18              9
     7/10/06            100            51            28             23             16              6              0
     7/10/07            100            42            18             13              6              0              0
     7/10/08            100            32             9              4              0              0              0
     7/10/09            100            23             1              0              0              0              0
     7/10/10            92             15             0              0              0              0              0
     7/10/11            81              6             0              0              0              0              0
     7/10/12            73              0             0              0              0              0              0
     7/10/13            65              0             0              0              0              0              0
     7/10/14            56              0             0              0              0              0              0
     7/10/15            47              0             0              0              0              0              0
     7/10/16            36              0             0              0              0              0              0
     7/10/17            26              0             0              0              0              0              0
     7/10/18            21              0             0              0              0              0              0
     7/10/19            14              0             0              0              0              0              0
     7/10/20             7              0             0              0              0              0              0
     6/10/21             0              0             0              0              0              0              0
     7/10/21             0              0             0              0              0              0              0
     7/10/22             0              0             0              0              0              0              0
     7/10/23             0              0             0              0              0              0              0
     7/10/24             0              0             0              0              0              0              0
     7/10/25             0              0             0              0              0              0              0
     3/10/26             0              0             0              0              0              0              0
AVG LIFE (YRS.)        17.64           9.40          7.45           7.14           6.76           6.28           5.93


(1) Column is framed in original document.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)

The defined terms used and not otherwise defined in the attached BankAmerica Manufactured Housing Contract Trust II, Series 1997-1 Computational Materials for Classes A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, M, B-1, and B-2
Certificates of such Series 1997-1, shall have the meanings ascribed to them, as follows:

"CPR" a constant prepayment rate, is utilized to project prepayments, and is the rate at which, on an annual basis, the outstanding principal balance of contracts declines due to liquidations, unscheduled principal payments and repurchases.

"MHP" is known as the Manufactured Housing Prepayment curve and is the prepayment pricing convention for manufactured housing contracts. The basic curve is 100% MHP and equates to a ramped CPR which starts at 3.7% CPR in the first month after origination and rises 0.1% CPR monthly to 6.0% CPR in month 24, and remains at 6.0% CPR beyond month 24. 170% MHP represents the factor by which each monthly CPR is multiplied in order to arrive at the monthly CPR speed for a given pool. For example, the CPR rate in month 1 assuming 170% MHP is 3.7%*170%=6.29% CPR, increasing by 0.17% CPR each month until the 24th month when it reaches 10.2% CPR. The CPR rate in month 1 assuming 200% MHP is 3.7%*200%=7.40% CPR, increasing by 0.20% CPR each month until the 24th month when it reaches 12.0% CPR.

"PRICE" are "flat prices" and are quoted as a percentage of par, with fractions expressed in 32nds.

"AVG LIFE" (Weighted Average Life) refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is expected to be repaid to the investor. The weighted average life of a Certificate is determined by (i) multiplying the amount of each cash distribution in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the sum of the principal cash flow (which equals the initial principal balance in a scenario in the absence of losses) of such certificate.

"FIRST RPIN" is the first distribution date on which an investor is expected to receive the initial distribution of principal.

"LAST RPIN" is the maturity date on which an investor is expected to receive the final distribution of principal.

"MOD DURATION" (Modified Duration), is computed by calculating Macaulay Duration and dividing the result by (1+ one half the yield to maturity). Modified Duration can be used to approximate the price volatility of a bond. For example, for a 100-basis point change in yield, a certificate with a Modified Duration of 6 would theoretically have its price change by approximately 6%. Macaulay Duration is a measure of the weighted average term-to-maturity of a bond's cash flows. The weights in this weighted average are the present value of each cash flow as a percent of all the bond's cash flows. The weights in this weighted average are the percent of all the bond's cash flows (i.e., the weights are the present value of each cash flow as a percent of the bond's price).


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Senior/Subordinate Pass-Through Certificates, Series 1997-1
                               Computational Materials
                                     (continued)

"WAM" (Weighted Average Maturity) is calculated as a weighted average of the remaining term to maturity of a pool's underlying manufactured home contracts, using the balance of each manufactured home contract as the weighting factor.

"PAYMENT WINDOW" is the range, in months, during which the security is expected to receive principal distributions.

"EXCESS INTEREST" is the amount of interest collected on nondefaulted contracts during a collection period which exceeds the interest distribution due to the holders of the Certificates and the Monthly Servicing Fee for the related distribution date.

"FACTOR" is the fraction of principal outstanding as of the closing date.

"SCHEDULED FINAL MATURITY" is the final scheduled distribution date for certificateholders. The final scheduled distribution dates for the Class A-9, M, and B-2 were determined by adding six months to the latest possible maturing contract. The final scheduled distribution dates for Class A-1 through A-8, and Class B-1 were determined based on the assumption that there are no prepayments, the Servicer does not exercise its optional termination right and the Contracts are not sold in an auction sale.

"LAND-HOME CONTRACT OR LAND-IN-LIEU CONTRACT" is a contract secured by either first mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located.




--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL
IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                [LETTERHEAD]


BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES  SERIES 1997-1 (PRE-MARKETING)
CLASS A3
----------------------------------------------------------------------------------------------------------------------------------
Class             A3          Dated Date          07/10/1997   Original Balance $20,500,000.00   Lead Manager     Morgan Stanley
Delay             O           First Payment Date  08/10/1997   Factor           1.00000000       Orig Deal Size   $261,995,275.30
Payment Freq      Monthly     Next Payment Date   08/10/1997   Current Balance  $20,500,000.00   Num of Tranches  18
YIELD TABLE DATE  07/29/1997  Settlement Date     08/06/1997   Coupon           6.1400           Deal Age         0
----------------------------------------------------------------------------------------------------------------------------------


TRIGGER               _optionalCall YES
PREPAY                MHP 125.50
INDEX                 1 MONTH LIBOR 5.62500
-------------------------------------------

PRICE/YIELD           99/26   6.2998
                      99/26+  6.2930
                      99/27   6.2863
                      99/27+  6.2796
                      99/28   6.2728
                      99/28+  6.2661
                      99/29   6.2594
                      99/29+  6.2526
                      99/30   6.2459
                      99/30+  6.2392
                      99/31   6.2325
                      99/31+  6.2257
                      100/00  6.2190
                      100/00+ 6.2123
                      100/01  6.2056
                      100/01+ 6.1989
                      100/02  6.1921
                      100/02+ 6.1854
                      100/03  6.1787
                      100/03+ 6.1720
                      100/04  6.1653
                      100/04+ 6.1586
                      100/05  6.1519
                      100/05+ 6.1451
                      100/06  6.1384
------------------------------------------
AVERAGE LIFE                  2.5870
FIRST PRIN                    09/10/1999
LAST PRIN                     09/10/2000
PAYMENT WINDOW                        13
ACCRUAL FACTOR                    0.4434
MOD DURATION @ 100/00             2.3139


------------------------------------------------------------------------------
The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Morgan
Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                [LETTERHEAD]


BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II SENIOR/SUBORDINATE
PASS-THROUGH CERTIFICATES  SERIES 1997-1 (PRE-MARKETING) CLASS A4

----------------------------------------------------------------------------------------------------------------------------------
Class             A4          Dated Date          07/10/1997   Original Balance   $29,500,000.00  Lead Manager     Morgan Stanley
Delay             O           First Payment Date  08/10/1997   Factor             1.00000000      Orig Deal Size   $261,995,275.30
Payment Freq      Monthly     Next Payment Date   08/10/1997   Current Balance    $29,500,000.00  Num of Tranches  18
YIELD TABLE DATE  07/29/1997  Settlement Date     08/06/1997   Coupon             6.2300          Deal Age         0
----------------------------------------------------------------------------------------------------------------------------------


TRIGGER            _optionalCall YES
PREPAY             MHP 125.00
INDEX              1 MONTH LIBOR 5.62500
-----------------------------------------

PRICE/YIELD  99/26                6.3677
             99/26+               6.3630
             99/27                6.3583
             99/27+               6.3536
             99/28                6.3489
             99/28+               6.3442
             99/29                6.3395
             99/29+               6.3348
             99/30                6.3301
             99/30+               6.3255
             99/31                6.3208
             99/31+               6.3161
             100/00               6.3114
             100/00+              6.3067
             100/01               6.3020
             100/01+              6.2973
             100/02               6.2926
             100/02+              6.2879
             100/03               6.2832
             100/03+              6.2786
             100/04               6.2739
             100/04+              6.2692
             100/05               6.2645
             100/05+              6.2598
             100/06               6.2552
-----------------------------------------
AVERAGE LIFE                      3.8610
FIRST PRIN                    09/10/2000
LAST PRIN                     09/10/2002
PAYMENT WINDOW                        21
ACCRUAL FACTOR                    0.4499
MOD DURATION @ 100/00             3.3164

--------------------------------------------------------------------------------
The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Morgan
Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, prospectus Supplement. Finally, Morgan Stanley
& Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                     [LETTERHEAD]



BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES SERIES 1997 - 1 (PRE-MARKETING) CLASS A3
--------------------------------------------------------------------------------

Current Balance     $20,500,000.00      Original Balance       $20,500,000.00
Factor              1.00000000          Delay                  0
Payment Frequency   Monthly             Coupon                 6.1400


NAME       TRIGGER               PREPAY               INDEX
--------------------------------------------------------------------
125   _optionalCall  YES       MHP 125.00     1 MONTH LIBOR 5.62500
--------------------------------------------------------------------------------


PER    DATE         BALANCE         PRINCIPAL       INTEREST       COUPON

0   07/10/1997   20,500,000.00             0.00           0.00     6.14000
1   08/10/1997   20,500,000.00             0.00     104,891.67     6.14000
2   09/10/1997   20,500,000.00             0.00     104,891.67     6.14000
3   10/10/1997   20,500,000.00             0.00     104,891.67     6.14000
4   11/10/1997   20,500,000.00             0.00     104,891.67     6.14000
5   12/10/1997   20,500,000.00             0.00     104,891.67     6.14000
6   01/10/1998   20,500,000.00             0.00     104,891.67     6.14000
7   02/10/1998   20,500,000.00             0.00     104,891.67     6.14000
8   03/10/1998   20,500,000.00             0.00     104,891.67     6.14000
9   04/10/1998   20,500,000.00             0.00     104,891.67     6.14000
10  05/10/1998   20,500,000.00             0.00     104,891.67     6.14000
11  06/10/1998   20,500,000.00             0.00     104,891.67     6.14000
12  07/10/1998   20,500,000.00             0.00     104,891.67     6.14000
13  08/10/1998   20,500,000.00             0.00     104,891.67     6.14000
14  09/10/1998   20,500,000.00             0.00     104,891.67     6.14000
15  10/10/1998   20,500,000.00             0.00     104,891.67     6.14000
16  11/10/1998   20,500,000.00             0.00     104,891.67     6.14000
17  12/10/1998   20,500,000.00             0.00     104,891.67     6.14000
18  01/10/1999   20,500,000.00             0.00     104,891.67     6.14000
19  02/10/1999   20,500,000.00             0.00     104,891.67     6.14000


PER    DATE          BALANCE        PRINCIPAL       INTEREST       COUPON

20  03/10/1999   20,500,000.00             0.00     104,891.67     6.14000
21  04/10/1999   20,500,000.00             0.00     104,891.67     6.14000
22  05/10/1999   20,500,000.00             0.00     104,891.67     6.14000
23  06/10/1999   20,500,000.00             0.00     104,891.67     6.14000
24  07/10/1999   20,500,000.00             0.00     104,891.67     6.14000
25  08/10/1999   20,500,000.00             0.00     104,891.67     6.14000
26  09/10/1999   19,670,696.18       829,303.82     104,891.67     6.14000
27  10/10/1999   17,895,595.31     1,775,100.87     100,648.40     6.14000
28  11/10/1999   16,130,972.18     1,764,623.12      91,565.80     6.14000
29  12/10/1999   14,376,756.06     1,754,216.12      82,536.81     6.14000
30  01/10/2000   12,632,876.63     1,743,879.42      73,361.07     6.14000
31  02/10/2000   10,899,264.06     1,733,612.58      64,638.22     6.14000
32  03/10/2000    9,175,848.92     1,723,415.14      55,767.90     6.14000
33  04/10/2000    7,462,562.25     1,713,286.67      46,949.76     6.14000
34  05/10/2000    5,759,335.52     1,703,226.73      38,183.44     6.14000
35  06/10/2000    4,066,100.63     1,693,234.89      29,468.60     6.14000
36  07/10/2000    2,382,789.92     1,683,310.71      20,804.88     6.14000
37  08/10/2000      709,336.17     1,673,453.76      12,191.94     6.14000
38  09/10/2000            0.00       709,336.17       3,629.44     6.14000
--------------------------------------------------------------------------
TOTAL                             20,500,000.00   3,347,129.58


--------------------------------------------------------------------------------
The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Morgan
Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                     [LETTERHEAD]


BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES SERIES 1997-1 (PRE-MARKETING) CLASS A4


CURRENT BALANCE       $29,500,000.00        ORIGINAL BALANCE   $29,500,000.00
FACTOR                1.00000000            DELAY              0
PAYMENT FREQUENCY     Monthly               COUPON             6.2300


    NAME             TRIGGER            PREPAY                INDEX
-------------------------------------------------------------------------------
    125        _optionalCall YES      MHP 125.00      1 Month Libor 5.62500

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   PER    DATE           BALANCE        PRINCIPAL       INTEREST     COUPON
--------------------------------------------------------------------------------
   0   07/10/1997   29,500,000.00           0.00            0.00    6.23000
   1   08/10/1997   29,500,000.00           0.00      153,154.17    6.23000
   2   09/10/1997   29,500,000.00           0.00      153,154.17    6.23000
   3   10/10/1997   29,500,000.00           0.00      153,154.17    6.23000
   4   11/10/1997   29,500,000.00           0.00      153,154.17    6.23000
   5   12/10/1997   29,500,000.00           0.00      153,154.17    6.23000
   6   01/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   7   02/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   8   03/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   9   04/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   10  05/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   11  06/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   12  07/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   13  08/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   14  09/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   15  10/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   16  11/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   17  12/10/1998   29,500,000.00           0.00      153,154.17    6.23000
   18  01/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   19  02/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   20  03/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   21  04/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   22  05/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   23  06/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   24  07/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   25  08/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   26  09/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   27  10/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   28  11/10/1999   29,500,000.00           0.00      153,154.17    6.23000
   29  12/10/1999   29,500,000.00           0.00      153,154.17    6.23000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   PER    DATE           BALANCE        PRINCIPAL       INTEREST     COUPON
--------------------------------------------------------------------------------
   30  01/10/2000   29,500,000.00           0.00      153,154.17    6.23000
   31  02/10/2000   29,500,000.00           0.00      153,154.17    6.23000
   32  03/10/2000   29,500,000.00           0.00      153,154.17    6.23000
   33  04/10/2000   29,500,000.00           0.00      153,154.17    6.23000
   34  05/10/2000   29,500,000.00           0.00      153,154.17    6.23000
   35  06/10/2000   29,500,000.00           0.00      153,154.17    6.23000
   36  07/10/2000   29,500,000.00           0.00      153,154.17    6.23000
   37  08/10/2000   29,500,000.00           0.00      153,154.17    6.23000
   38  09/10/2000   28,545,672.55     954,327.45      153,154.17    6.23000
   39  10/10/2000   26,891,732.69   1,653,939.86      148,199.62    6.23000
   40  11/10/2000   25,247,450.63   1,644,282.06      139,612.91    6.23000
   41  12/10/2000   23,612,760.82   1,634,689.81      131,076.35    6.23000
   42  01/10/2001   21,987,598.15   1,625,162.68      122,589.58    6.23000
   43  02/10/2001   20,371,897.89   1,615,700.26      114,152.28    6.23000
   44  03/10/2001   18,765,595.73   1,606,302.15      105,764.10    6.23000
   45  04/10/2001   17,168,627.80   1,596,967.94       97,424.72    6.23000
   46  05/10/2001   15,580,930.58   1,587,697.21       89,133.79    6.23000
   47  06/10/2001   14,002,441.01   1,578,489.58       80,891.00    6.23000
   48  07/10/2001   12,433,096.37   1,569,344.63       72,696.01    6.23000
   49  08/10/2001   10,872,834.39   1,560,261.98       64,548.49    6.23000
   50  09/10/2001    9,321,593.17   1,551,241.22       56,448.13    6.23000
   51  10/10/2001    7,779,311.20   1,542,281.97       48,394.60    6.23000
   52  11/10/2001    6,245,927.36   1,533,383.84       40,387.59    6.23000
   53  12/10/2001    4,721,380.93   1,524,546.43       32,426.77    6.23000
   54  01/10/2002    3,606,834.19   1,114,546.74       24,511.84    6.23000
   55  02/10/2002    2,498,697.14   1,108,137.05       18,725.48    6.23000
   56  03/10/2002    1,396,925.97   1,101,771.17       12,972.40    6.23000
   57  04/10/2002      301,477.14   1,095,448.83        7,252.37    6.23000
   58  05/10/2002            0.00     301,477.14        1,565.17    6.23000
--------------------------------------------------------------------------------
   TOTAL                           29,500,000.00    7,228,631.55

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Morgan
Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.